Consolidated Statements of Comprehensive Income - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Net Income	$ 3,245,000	$ 2,477,000
Other Comprehensive Income:
Unrealized gains on investment securities available for sale	125,000	22,000
Income tax effect	(27,000)	(3,000)
Reclassification adjustment for losses on sale of investment securities included in net income		4,000
Income tax effect		(1,000)
Net other comprehensive income	98,000	22,000
Total Comprehensive Income	$ 3,343,000	$ 2,499,000